                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   VECTRA TECHNOLOGIES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------
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                           VECTRA TECHNOLOGIES, INC.

                             5000 EXECUTIVE PARKWAY
                                   SUITE 300
                          SAN RAMON, CALIFORNIA 94583

                            ------------------------

                                   SUPPLEMENT
                                       TO
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 19, 1996

                             ---------------------

                                  INTRODUCTION

    The Company has withdrawn Proposal 1 from consideration by the shareholders at the Annual Meeting of Shareholders scheduled for August 19, 1996. Proposal 1 was a proposed amendment to the Company's Articles of Incorporation that would have reduced the shareholder vote requirement for approval of a merger or sale of substantially all of the assets to a majority from the present two-thirds requirement. Under Washington law, a publicly-held company can amend its articles of incorporation by a majority vote; however, if the proposed amendment alters the vote required for a merger or sale of assets as did Proposal 1, the amendment probably must be approved by the existing voting requirement for such action, i.e., two-thirds and not a majority as stated in the proxy statement.

    The most important issue before the shareholders remains the approval of the sale of the Engineering Businesses to Duke Engineering & Services, Inc. The Company wishes to remove all doubt concerning the required vote for the approval of the sale. With Proposal 1 withdrawn, Proposal 2 requires a two-thirds vote.

    The proxy statement indicated that four shareholders, who collectively owned at May 1, 1996 53.7% of the Company's outstanding shares, could ensure adoption of the proposals. In fact, with the withdrawal of Proposal 1, Proposal 2 now clearly requires a two-thirds vote and those four shareholders cannot by their votes assure adoption of Proposal 2 to sell the Engineering Businesses.
YOUR VOTE IS VERY IMPORTANT and whether or not you plan to attend the meeting, it is important that your shares be represented. IF YOU HAVE NOT RETURNED A PROXY, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. Shareholders may at any time revoke a proxy (i) by written notice to the Corporate Secretary of the Company at the address stated above, (ii) by submission of a proxy with a later date, (iii) by written request to return an executed proxy or (iv) by attending the Meeting and voting at the Meeting.

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                           VECTRA TECHNOLOGIES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                          MONDAY, AUGUST 19, 1996


The undersigned hereby appoints Ray A. Fortney and Thomas B. Pfeil as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, and for the election of directors to cumulate votes at their discretion, all the shares of common stock of VECTRA Technologies, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at the offices of VECTRA Fuel Services, L.L.C., 6203 San Ignacio Avenue, Suite 100, San Jose, California, on August 19, 1996 at 10 a.m. local time, and at any and all adjournments thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


_______________________________________________________________________________
                             FOLD AND DETACH HERE


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                                                         Please mark
                                                         your votes as
                                                         indicated in
                                                         this example    /X/

                                                FOR    AGAINST    ABSTAIN
Proposal 1. WITHDRAWN                           / /      / /        / /

                                                FOR    AGAINST    ABSTAIN
Proposal 2. To consider and act upon            / /      / /        / /
a proposal to sell substantially all
of the properties of the Company and
all of the properties (or the stock)
of VECTRA Government Services, Inc.,
a wholly owned subsidiary of the Company, pursuant to an Asset Purchase Agreement dated May 23, 1996 among the Company,
VECTRA Government Services, Inc., and
Duke Engineering & Services, Inc.

                                                FOR    WITHHOLD
Proposal 3. The election as Directors of               VOTE FOR
the nominees listed below (except as            / /       / /
marked to the contrary).

J.E. (Ted) Ardell, III      Albert J. Baciocco, Jr.
E. Linn Draper, Jr.         Ray A. Fortney
Fruzsina M. Harsanyi        Elwood D. Howse, Jr.
Edward J. Keith             Roy Kirkorian
(INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE,
WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW. TO DIRECT A SPECIFIC ALLOCATION OF VOTES, INDICATE THE NUMBER OF VOTES TO BE
VOTED FOR A SPECIFIC NOMINEE AFTER HIS NAME. THE PROXIES MAY ACCUMULATE THE REMAINDER OF THE VOTES AT THEIR DISCRETION.
________________________________________________________________________

                                                FOR    AGAINST    ABSTAIN
Proposal 4. To ratify the selection             / /      / /        / /
of Ernst & Young LLP as independent
public accountants for 1996.


Proposal 5. In their discretion, upon
such other business as may properly
come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF
DIRECTORS WHO RECOMMEND A VOTE FOR EACH
OF THE PROPOSALS.

This proxy, when properly executed, will be voted and will be voted in the manner directed on this proxy card. IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF
THE PROPOSALS WITH AUTHORITY TO CUMULATE VOTES
AND FOR THE ELECTION OF DIRECTORS.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY
PROMPTLY IN THE ENCLOSED SELF-ADDRESSED
POSTAGE-PREPAID ENVELOPE.


Signature(s) _____________________________________   Dated ____________, 1996

IMPORTANT -- When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

_______________________________________________________________________________
                           FOLD AND DETACH HERE